IPO PLUS AFTERMARKET FUND

a series of Renaissance Capital Greenwich Funds

Supplement dated June 17, 2004 to the Prospectus dated January 30, 2004

The following information replaces the information found in the “Access to Hot Issues” section on page 5:

ACCESS TO NEW ISSUES

Due to intense demand for a limited number of shares of “new issues”, individual investors acting alone may have difficulty obtaining shares of IPOs at the offering price.  A “new issue” is any initial public offering of an equity security.  In addition, individual investors may also be limited to those IPOs underwritten by the broker with whom the individual investor has an account.  By virtue of its size and institutional nature, the IPO Fund may have greater access to IPOs at the offering price.  However, there is no assurance that the IPO Fund will be able to obtain allocations of “new issues.”

The following information supplements the information found in the “Independent IPO Research” section beginning on page 5:

From time to time the Fund's Adviser publishes investment ratings on publicly-traded securities. In the event that the Fund's portfolio manager obtains information about such investment ratings prior to the ratings being disseminated to the public, the Fund's portfolio manager will be restricted from trading in that specific security.

The following information replaces the heading and the first and second paragraphs in the “Portfolio Managers” section beginning on page 9:

PORTFOLIO MANAGER

Linda R. Killian CFA, a principal and founder of the Adviser, Renaissance Capital, is the Chief Investment Officer of the IPO Fund and is responsible for the management of the IPO Fund’s portfolio.  She has 24 years of portfolio management, securities analysis and corporate finance experience.

Paragraphs five through ten in this section have been eliminated.

The following information supplements the information found in the prospectus:

AN IMPORTANT MESSAGE ABOUT OUR PRIVACY POLICY

As a broker-dealer and the investment advisor to the IPO Plus Aftermarket Fund, we at Renaissance Capital want to assure you that your privacy is important to us. We take every reasonable precaution to safeguard your personal information from unauthorized access.

We collect non-public personal information about shareholders that we receive from shareholders on the New Account or IRA Applications or other forms, correspondence or conversations.  We also collect information about shareholders’ transactions with us, our affiliates, or others.

We do not sell or disclose any nonpublic personal information about shareholders or their IPO Plus Fund Aftermarket accounts to anyone except as permitted by law.  For example, we disclose all of the information we collect, as described above, to our transfer agent so that they can process shareholders’ transactions.  We restrict access to shareholders’ nonpublic personal information to those employees who need to know that information so that they may provide products and services to the shareholders.  We maintain physical, electronic and procedural safeguards that comply with federal standard to guard shareholders nonpublic personal information.

If shares of the IPO Plus Aftermarket Fund are owned through a financial intermediary including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of that financial intermediary may govern how the non-public personal information would be shared with nonaffiliated third parties.

AFTER TAX PERFORMANCE

The IPO Plus Aftermarket Fund had no income dividends or capital gain distributions during calendar year 2003 as it had a net loss carry-forward. Therefore, the Fund’s after-tax returns for that time are identical to its pre-tax returns.

For more information about the IPO Plus Aftermarket Fund, visit our web site www.ipohome.com or call us toll free:

1-888-IPO-FUND (1-888-476-3863).

Please retain this Supplement with your Prospectus for future reference.